Exhibit 10.9

WORTHINGTON STEEL, INC.

2023 LONG-TERM INCENTIVE PLAN

SECTION 1. PURPOSE. The purposes of the Worthington Steel, Inc. 2023 Long-Term Incentive Plan (the “Plan”) are to encourage selected key employees of the Company to acquire a proprietary and vested interest in the growth and performance of the Company, to generate an increased incentive to contribute to the Company’s future success and prosperity, thus enhancing the value of the Company for the benefit of shareholders, and to enhance the ability of the Company to attract and retain individuals of exceptional talent upon whom, in large measure, the sustained progress, growth and profitability of the Company depends. This Plan became effective on the Effective Date. In addition, the Plan is intended to govern Awards granted pursuant to the adjustment of awards originally granted under the Worthington Industries. Inc. Amended and Restated 1997 Long-Term Incentive Plan, as amended and the Worthington Industries, Inc. 2010 Stock Option Plan, as amended (the “Pre-Spin Plans”) (each, an “Adjusted Award”) in accordance with the terms of the Employee Matters Agreement, dated November 30, 2023, between Worthington and Worthington Industries, Inc. (the “Employee Matters Agreement”).

SECTION 2. ADMINISTRATION. The Plan shall be administered by the Committee. The Committee shall have full power and authority, subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board, to: (i) select the Employees of the Company to whom Awards may from time to time be granted hereunder; (ii) determine the type or types of Award to be granted to each Participant hereunder; (iii) determine the number of Shares to be covered by each Award granted hereunder; (iv) determine the terms and conditions, not inconsistent with the provisions of the Plan, of any Award granted hereunder; (v) determine whether, to what extent and under what circumstances Awards may be settled in cash, Shares or other property or canceled or suspended; (vi) interpret and administer the Plan and any instrument or agreement entered into under the Plan; (vii) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (viii) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan. Decisions of the Committee shall be final, conclusive and binding upon all Persons, including the Company, any Participant, any shareholder, and any Employee of the Company. A majority of the members of the Committee may determine its actions and fix the time and place of its meetings.

SECTION 3. DURATION OF, AND SHARES SUBJECT TO PLAN.

(a) Term. The Plan shall remain in effect until terminated by the Board.

(b) Shares Subject to the Plan. The maximum number of Shares in respect of which Awards may be granted under the Plan, subject to adjustment as provided in Section 3(c) of the Plan, shall be equal to the sum of (i) the number of Shares that may be issuable upon exercise or vesting of the Adjusted Awards and (ii) 8,000,000. Notwithstanding the foregoing, no Participant may be granted Awards in any one calendar year with respect to more than 200,000 Shares, provided, however, that Adjusted Awards shall not be subject to this annual limit.

For the purpose of computing the total number of Shares available for Awards under the Plan, there shall be counted against the foregoing limitations the number of Shares subject to issuance upon exercise or settlement of Adjusted Awards. Shares which were previously subject to Awards or Adjusted Awards shall again be available for Awards under the Plan if any such Awards or Adjusted Awards are forfeited, terminated, expire unexercised, settled in cash or property other than Shares or exchanged for other Awards including any withholding of Shares to pay taxes (to the extent of such forfeiture, termination, withholding or expiration of such Awards or Adjusted Awards), or if the Shares subject thereto can otherwise no longer be issued. Any Shares which are used as full or partial payment to Worthington by a Participant of the option price of Shares upon exercise of an Option shall again be available for Awards under the Plan.

Shares which may be issued under the Plan may be either authorized and unissued Shares or issued Shares which have been reacquired by Worthington. No fractional Shares shall be issued under the Plan.

(c) Changes in Shares. In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, reverse stock split, spin off, exchange of shares or similar transaction or other change in corporate structure or capitalization affecting the Shares or the price thereof, such adjustments and other substitutions shall be made to the Plan and to Awards as the Committee in its sole discretion deems equitable or appropriate, including without limitation such adjustments in the aggregate number, class and kind of Shares which may be delivered under the Plan, in the aggregate or to any one Participant, in the number, class, kind and option or exercise price of Shares subject to outstanding Options, Stock Appreciation Rights or other Awards granted under the Plan, and in the number, class and kind of Shares subject to Awards granted under the Plan (including, if the Committee deems appropriate, the substitution of similar options to purchase the shares of, or other awards denominated in the shares of, another company) as the Committee may determine to be appropriate in its sole discretion, provided that the number of Shares or other securities subject to any Award shall always be a whole number. Any adjustment made pursuant to this Section 3(c) shall be made consistent with the requirements of Section 409A of the Code, to the extent applicable.

(d) Prohibition on Repricing. Except for adjustments made pursuant to Section 3(c) of the Plan, in no event may the Committee, without obtaining shareholder approval: (i) amend the terms of an outstanding Award to reduce the option price of an outstanding Option or the grant price of an outstanding Stock Appreciation Right; (ii) cancel an outstanding Option or Stock Appreciation Right in exchange for Options or Stock Appreciation Rights with an option price or grant price, as applicable, that is less than the option price or grant price of the original Option or Stock Appreciation Right; (iii) cancel an outstanding Option or Stock Appreciation Right with an option price or grant price, as applicable, which is above the current Fair Market Value of the Shares underlying the Option or Stock Appreciation Right in exchange for another Award, cash or other securities; (iv) take any other action that is treated as a “repricing” under generally accepted accounting principles; or (v) take any other action that has the effect of “repricing” an Award, as defined under the rules of the securities exchange or other recognized market or quotation system on which the Shares are then listed or traded.

SECTION 4. ELIGIBILITY. Any Employee (excluding any member of the Committee) shall be eligible to be selected as a Participant.

SECTION 5. OPTIONS. Options may be granted hereunder to Participants, either alone or in addition to other Awards granted under the Plan. Any Option granted under the Plan shall be evidenced by an Award Agreement in such form as the Committee may from time to time approve. Any such Option shall be subject to the following terms and conditions and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable. The provisions of Options need not be the same with respect to each Participant.

(a) Option Price. Except with respect to Adjusted Awards, the option price per Share purchasable upon exercise of an Option shall be determined by the Committee in its sole discretion; provided that such option price shall not be less than the Fair Market Value of the Share on the date of the grant of the Option.

(b) Option Period. The term of each Option shall be fixed by the Committee in its sole discretion.

(c) Exercisability. Options shall be exercisable at such time or times as determined by the Committee at or subsequent to grant.

(d) Method of Exercise. Subject to the other provisions of the Plan and any applicable Award Agreement, any Option may be exercised by the Participant in whole or in part at such time or times, and the Participant may make payment of the option price in such form or forms, including, without limitation, payment by delivery of cash, Shares already owned by the Participant or other consideration (including, where permitted by law, by delivery or surrender of outstanding vested and exercisable Awards, including through the withholding of Shares which would otherwise be issued in connection with the exercise of a vested and exercisable Option, having a Fair Market Value on the exercise date equal to the total option price, or by any combination of cash, Shares and other consideration unless the Committee may otherwise specify in the applicable Award Agreement.

SECTION 6. STOCK APPRECIATION RIGHTS. Stock Appreciation Rights may be granted hereunder to Participants, either alone or in addition to other Awards granted under the Plan, and may, but need not, relate to a specific Option granted under Section 5. The provisions of Stock Appreciation Rights need not be the same with respect to each Participant. Any Stock Appreciation Right related to an Option may be granted at any time thereafter before exercise, termination or expiration of such Option. In the case of any Stock Appreciation Right related to any Option, the Stock Appreciation Right or applicable portion thereof shall terminate and no longer be exercisable upon the termination or exercise of the related Option, except that a Stock Appreciation Right granted with respect to less than the full number of Shares covered by a related Option shall not be reduced until the number of Shares subject to the exercise or termination of the related Option exceeds the number of Shares not covered by the Stock Appreciation Right. Any Option related to any Stock Appreciation Right shall no longer be exercisable to the extent the related Stock Appreciation Right has been exercised. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it shall deem appropriate.

SECTION 7. RESTRICTED STOCK.

(a) Issuance. Restricted Stock Awards may be issued hereunder to Participants, either alone or in addition to other Awards granted under the Plan, for such consideration as determined by the Committee in its sole discretion and the Committee may issue such Awards for no consideration or for such minimum consideration as may be required by applicable law. Restricted Stock Awards shall contain such limitations, terms and conditions and other provisions as determined by the Committee in its sole discretion. The provisions of Restricted Stock Awards need not be the same with respect to each Participant.

(b) Registration. Any Restricted Stock issued hereunder may be evidenced in such manner as the Committee in its sole discretion shall deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of shares of Restricted Stock awarded under the Plan, such certificate shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award.

(c) Forfeiture. Except as otherwise determined by the Committee at the time of grant, upon termination of employment for any reason during the restriction period, all shares of Restricted Stock still subject to restriction shall be forfeited by the Participant and reacquired by Worthington, for the purchase price paid by the Participant or such other consideration (or no consideration) as set by the Committee as part of the terms and conditions of the Award, provided that except as provided in Section 11, in the event of a Participant’s retirement, permanent disability, other termination of employment or death, or in cases of special circumstances, the Committee may, in its sole discretion, waive in whole or in part any or all remaining restrictions with respect to such Participant’s shares of Restricted Stock. Unrestricted Shares, evidenced in such manner as the Committee shall deem appropriate, shall be issued to the Participant after the period of forfeiture, as determined or modified by the Committee, shall expire.

SECTION 8. PERFORMANCE AWARDS. Performance Awards may be issued hereunder to Participants, either alone or in addition to other Awards granted under the Plan, for such consideration as determined by the Committee, in its sole discretion, and the Committee may issue such Performance Awards for no consideration or for such minimum consideration as may be required by applicable law. The performance criteria to be achieved during any Performance Period, the length of the Performance Period and the other terms and conditions and provisions with respect to the Performance Award shall be determined by the Committee upon the grant of each Performance Award. Except as provided in Section 10, Performance Awards will be distributed only after the end of the relevant Performance Period. Performance Awards may be paid in cash, Shares or any combination thereof, in the sole discretion of the Committee at the time of payment. The performance levels to be achieved for each Performance Period and the amount of the Award to be distributed shall be conclusively determined by the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period. The maximum grant date value of the property, including cash, that may be paid or distributed to any Participant pursuant to a grant of Performance Units made in any one calendar year shall be $2,500,000, provided, however, that Adjusted Awards shall not be subject to this annual limit. The provisions of Performance Awards need not be the same with respect to each Participant.

SECTION 9. OTHER STOCK UNIT AWARDS.

(a) Other Stock Unit Awards Administration. Other Awards of Shares and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or other property (“Other Stock Unit Awards”) may be granted hereunder to Participants, either alone or in addition to other Awards granted under the Plan. Other Stock Unit Awards may be paid in Shares, cash or any other form of property as the Committee shall determine.

(b) Terms and Conditions. Other Stock Unit Awards granted under this Section 9 may be issued for such consideration as determined by the Committee in its sole discretion, and the Committee may issue such Awards for no consideration or for such minimum consideration as may be required by applicable law. Shares (including securities convertible into Shares) purchased pursuant to a purchase right awarded under this Section 9 shall be purchased for such consideration as the Committee shall in its sole discretion determine, which shall not be less than the Fair Market Value of such Shares or other securities as of the date such purchase right is awarded. The terms and conditions and other provisions with respect to Other Stock Unit Awards shall be determined by the Committee. The provisions of Other Stock Unit Awards need not be the same with respect to each Participant.

SECTION 10. CHANGE IN CONTROL PROVISIONS.

(a) Impact of Event. Notwithstanding any other provision of the Plan to the contrary, but subject to the provisions of Section 10(c), in the event of a Change in Control:

(i)

Any Options and Stock Appreciation Rights outstanding as of the date such Change in Control is determined to have occurred, and which are not then exercisable and vested, shall become fully exercisable and vested to the full extent of the original grant; provided, that in the case of a Participant holding a Stock Appreciation Right who is actually subject to Section 16(b) of the Exchange Act, such Stock Appreciation Right shall not become fully vested and exercisable unless it shall have been outstanding for at least six months at the date such Change in Control is determined to have occurred.

(ii)

The restrictions applicable to any Restricted Stock shall lapse, and such Restricted Stock shall become free of all restrictions and become fully vested and transferable to the full extent of the original grant.

(iii)

All Performance Awards shall be considered to be earned and payable in full, and any other restriction shall lapse and such Performance Awards shall be immediately settled or distributed. For purpose of clarity any performance conditions shall be treated as satisfied at the greater of (A) actual performance during the Performance Period through the date of such Change in Control, and (B) target performance.

(iv)

The restrictions and other conditions applicable to any Other Stock Unit Awards or any other Awards shall lapse, and such Other Stock Unit Awards or such other Awards shall become free of all restrictions or conditions and become fully vested and transferable to the full extent of the original grant.

(b) Change in Control Cash-Out. Notwithstanding any other provision of the Plan, during the 60-day period from and after a Change in Control (the “Exercise Period”), if the Committee shall determine at, or at any time after the time of grant, a Participant holding an Option shall have the right, whether or not the Option is fully exercisable and in lieu of the payment of the option price for the Shares being purchased under the Option and by giving notice to Worthington, to elect (within the Exercise Period) to, surrender all or part of the Option to Worthington and to receive cash, within 30 days of such notice, in an amount equal to the amount by which the Change in Control Price per Share on the date of such election shall exceed the purchase price per Share under the Option (the “Spread”) multiplied by the number of Shares granted under the Option as to which the right granted under this Section 10(b) shall have been exercised.

(c) Provisions not Applicable. The provisions of this Section 10 shall not apply (i) if the Committee determines at the time of grant that such Section shall not apply or (ii) to any Change in Control when expressly provided otherwise by a three-fourths vote of the Whole Board, but only if a majority of the members of the Board then in office and acting upon such matters shall be Continuing Directors.

SECTION 11. AMENDMENTS AND TERMINATION. The Board may amend, alter or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made that would impair the rights of a Participant under an Award theretofore granted, without the Participant’s consent, or that without the approval of the shareholders of Worthington would:

(a)	except as is provided in Section 3(c) of the Plan, increase the total number of Shares reserved for the purpose of the Plan; or

(b)	change the employees or class of employees eligible to participate in the Plan.

The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Participant without the Participant’s consent.

SECTION 12. GENERAL PROVISIONS.

(a) No Assignment. Unless the Committee determines otherwise at the time the Award is granted, no Award, and no Shares subject to Awards described in Section 9 which have not been issued or as to which any applicable restriction, performance period has not lapsed, may be sold, assigned, transferred, pledged or otherwise encumbered, except by will or by the laws of descent and distribution; provided that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary to exercise the rights of the Participant with respect to any Award upon the death of the Participant. Each Award shall be exercisable, during the Participant’s lifetime, only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative.

(b) Term of Awards. The term of each Award shall be for such period of months or years from the date of its grant as may be determined by the Committee; provided that in no event shall the term of any Option or Stock Appreciation Right exceed a period of 10 years from the date of its grant.

(c) No Right to Award. No Employee or Participant shall have any claim to be granted any Award under the Plan and there is no obligation for uniformity of treatment of Employees or Participants under the Plan.

(d) Written Agreement Required. The prospective recipient of any Award under the Plan shall not, with respect to such Award, be deemed to have become a Participant, or to have any rights with respect to such Award, until and unless such recipient shall have executed an agreement or other instrument evidencing the Award and delivered a fully executed copy thereof to Worthington, and otherwise complied with the then applicable terms and conditions.

(e) Adjustments. The Committee shall be authorized to make adjustments in Performance Award criteria or in the terms and conditions of other Awards in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in applicable laws, regulations or accounting principles. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry it into effect. In the event Worthington shall assume outstanding employee benefit awards or the right or obligation to make future awards in connection with the acquisition of another corporation or business entity, the Committee may, in its discretion, make such adjustments in the terms of Awards under the Plan as it shall deem appropriate.

(f) Cancellations and Forfeitures. The Committee shall have full power and authority to determine whether, to what extent, and under what circumstances, any Award shall be canceled or suspended. In particular, but without limitation, all outstanding Awards to any Participant shall be canceled if the Participant, without the consent of the Committee, while employed by the Company or after termination of such employment, becomes associated with, employed by, renders services to, or owns any interest in (other than any nonsubstantial interest, as determined by the Committee), any business that is in competition with the Company or with any business in which the Company has a substantial interest as determined by the Committee.

In the event a Participant terminates his or her employment with the Company for any reason whatsoever, and within 18 months after the date thereof becomes associated with, employed by, renders services to, or owns any interest in (other than any nonsubstantial interest, as determined by the Committee), any business that is in competition with the Company or with any business in which the Company has a substantial interest as determined by the Committee, the Committee, in its sole discretion, may require such Participant to return to the Company the economic value of any Award which is realized or obtained (measured at the date of exercise) by such Participant at any time during the period beginning on that date which is six months prior to the date of such Participant’s termination of employment with the Company.

(g) Securities Laws Restrictions. No Shares shall be issued under the Plan unless counsel for Worthington shall be satisfied that such issuance will be in compliance with applicable Federal and state securities laws. All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(h) Payment Requirements. Except as otherwise required in any applicable Award Agreement or by the terms of the Plan, recipients of Awards under the Plan shall not be required to make any payment or provide consideration other than the rendering of services.

(i) Withholding. The Company shall be authorized to withhold from any Award granted or payment due under the Plan the amounts of withholding taxes. The authority provided in this tax withholding section includes authority to determine the amounts to be withheld (including Shares or other portions of Awards) in satisfaction of a Participant’s or former Participant’s withholding obligations, or in satisfaction of other tax obligations, either on a mandatory or elective basis, as permitted in the discretion of Committee due in respect of an Award or payment hereunder and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. The Committee shall be authorized to establish procedures for election by Participants to satisfy such withholding taxes by delivery of, or directing the Company to retain, Shares, unless otherwise specified by the Committee in the Award Agreement.

(j) Other Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is otherwise required, and such arrangements may be either generally applicable or applicable only in specific cases.

(k) Applicable Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Ohio and applicable Federal law.

(l) Invalid Provisions. If any provision of this Plan is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, it shall be stricken and the remainder of the Plan shall remain in full force and effect.

(m) Foreign Nationals. Awards may be granted to Employees who are foreign nationals or employed outside the United States, or both, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable in order to recognize differences in local law or tax policy. The Committee also may impose conditions on the exercise or vesting of Awards in order to minimize the Company’s obligation with respect to tax equalization for Employees on assignments outside their home country.

(n) No Right to Employment. Neither the adoption of the Plan nor the granting of any Award shall confer upon any employee of the Company any right to continued employment with the Company, nor shall it interfere in any way with the right of the Company to terminate the employment of any of its employees at any time, with or without cause.

(o) Treatment as Compensation for Other Purposes. Payments and other benefits received by a Participant under an Award made pursuant to the Plan shall not be deemed a part of a Participant’s regular, recurring compensation for purposes of the termination indemnity or severance pay law of any country and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan or similar arrangement provided by the Company unless expressly so provided by such other plan or arrangements, or except where the Committee expressly determines that an Award or portion of an Award should be included to accurately reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive annual cash compensation. Awards under the Plan may be made in combination with or in tandem with, or as alternatives to, grants, awards or payments under any other Company plans. The Plan notwithstanding, the Company may adopt such other compensation programs and additional compensation arrangements as it deems necessary to attract, retain and reward employees for their service with the Company.

(p) Adjusted Awards. Notwithstanding anything to the contrary contained herein, each Adjusted Award shall be subject to terms and conditions consistent with the applicable terms and conditions set forth in the applicable Pre-Spin Plans and the award agreement in effect for such Adjusted Award immediately prior to the Distribution, each as deemed modified in order to reflect (i) the adjustment of such Adjusted Award pursuant to Article IV of the Employee Matters Agreement, (ii) that the Company is the issuer of the Common Stock subject to the Adjusted Award, and (iii) the Participant’s status as an employee, director or consultant of the Company or Worthington Industries, Inc., as applicable, following the Distribution. Without limiting the generality of the foregoing, with respect to Adjusted Awards, references to employment or service, or termination of employment or service, in this Plan (including the incorporated terms and conditions of the applicable Pre-Spin Plans, as deemed modified by the preceding sentence) and the applicable award agreement shall be deemed to refer to employment or service, or termination of employment or service, with the Company or Worthington Industries, Inc., whichever is the applicable service recipient with respect to the Participant following the Distribution. All determinations and interpretations relating to the application of this Plan and the incorporated terms and conditions of the Pre-Spin Plans (including the deemed modifications thereto) shall be made by the Committee and shall be final and binding upon the Participants, the Company and all other interested persons.

SECTION 14. EFFECTIVE DATE OF THE PLAN. The Plan became effective on the Effective Date.

SECTION 15. DEFINITIONS. As used in the Plan, the following terms shall have the meanings set forth below:

(a) “Acquiring Person” means any Person (any individual, firm, corporation or other entity) who or which, together with all Affiliates and Associates, has acquired or obtained the right to acquire the beneficial ownership of 25% or more of the Shares then outstanding.

(b) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act

(c) “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Performance Share, Performance Unit, Other Stock Unit Award, or any other right, interest, or option relating to Shares granted pursuant to the provisions of the Plan.

(d) “Award Agreement” shall mean any written agreement, contract, or other instrument or document evidencing any Award granted by the Committee hereunder.

(e) “Board” shall mean the Board of Directors of Worthington.

(f) A “Change in Control” shall have occurred when any Person (other than (i) the Company, (ii) any employee benefit plan of the Company or any trustee of or fiduciary with respect to any such plan when acting in such capacity, or (iii) any Person who, on the Effective Date of the Plan, was an Affiliate of the Company owning in excess of 10% of the outstanding shares of Worthington and the respective successors, executors, legal representatives, heirs and legal assigns of such Person), alone or together with its Affiliates and Associates, has acquired or obtained the right to acquire the beneficial ownership of 25% or more of the Shares then outstanding; provided, however, that with respect to any Award subject to Section 409A of the Code that is settled or distributed upon the occurrence of a Change in Control, no settlement or distribution of such Award shall be made unless the Change in Control also constitutes a “change in control event” within the meaning of Section 409A of the Code.

(g) “Change in Control Price Per Share” shall mean the price per Share (i) paid by the Acquiring Person in connection with the transaction(s) that results in the Change in Control; or (ii) at any time after the Change in Control and before the Participant exercises his election under Section 10(b), the Fair Market Value of the Shares.

(h) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

(i) “Committee” shall mean the Compensation Committee of the Board, composed of no fewer than three directors, each of whom is a Non-Employee Director and an “outside director” within the meaning of Section 162(m) of the Code.

(j) “Company” shall mean Worthington and its subsidiaries, direct and indirect. Subsidiaries of Worthington shall include (i) any entity of which Worthington owns, directly or indirectly, 50% or more of the total combined voting power of all classes of stock, if the entity is a corporation, or of the capital or profits interests, if the entity is a partnership or another form of entity and (ii) any other entity in which Worthington has a 20% or greater direct or indirect equity interest and which is designated as a “Subsidiary” by the Committee for purposes of this Plan; provided, however, that with respect to any Award that is subject to Section 409A of the Code, “Company” shall mean Worthington and its subsidiaries with whom Worthington would be considered a single employer under Sections 414(b) and (c) of the Code, but modified as permitted by Treasury Regulation §1.409A-1(b)(5)(iii)(E)(1).

(k) “Continuing Director” means any person who was a member of the Board on the Effective Date of the Plan or thereafter elected by the shareholders of Worthington or appointed by the Board prior to the date as of which the Acquiring Person became a Substantial Shareholder (as such term is defined in Article Seventh of Worthington’s Amended Articles of Incorporation) or, a Person designated (before his initial election or employment as a director) as a Continuing Director by three-fourths of the Whole Board, but only if a majority of the Whole Board shall then consist of Continuing Directors

(l) “Covered Employee” shall mean a “covered employee” within the meaning of Section 162(m)(3) of the Code.

(m) “Distribution” shall have the meaning provided in that certain the Separation and Distribution Agreement, dated November 30, 2023, between Worthington and Worthington Industries, Inc.

(n) “Effective Date” shall mean December 1, 2023.

(o) “Employee” shall mean any common law employee of the Company. Unless otherwise determined by the Committee in its sole discretion, for purposes of the Plan, an Employee shall be considered to have terminated employment and to have ceased to be an Employee if his or her employer ceases to be a subsidiary of Worthington, even if he or she continues to be employed by such employer.

(p) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

(q) “Fair Market Value” The value of one Share on any relevant date, determined under the following rules:

[1] If the Shares are traded on an exchange or recognized market or quotation system on which “closing prices” are reported, the reported “closing price” on the relevant date, if it is a trading day, otherwise on the next trading day;

[2] If the Shares are traded over-the-counter with no reported closing price, the mean between the highest bid and the lowest asked prices on the relevant date, if it is a trading day, otherwise on the next trading day; or

[3] If neither subsections [1] or [2] of this definition apply, the fair market value as determined by the Board in good faith and consistent with any applicable provisions under the Code, except with respect to Options and SARs, in which event the fair market value as determined by the reasonable application of a reasonable valuation method taking into account all information material to the value of the Company satisfying the requirements of Code §409A.

(r) “Non-Employee Director” shall have the meaning set forth in Rule 16b-3(b)(3) promulgated by the Securities and Exchange Commission under the Exchange Act or any successor definition adopted by the Securities and Exchange Commission.

(s) “Option” shall mean any right granted to a Participant under the Plan allowing such Participant to purchase Shares at such price or prices and during such period or periods as the Committee shall determine.

(t) “Other Stock Unit Award” shall mean any right granted to a Participant by the Committee pursuant to Section 9 hereof.

(u) “Participant” shall mean an Employee who is selected by the Committee to receive an Award under the Plan.

(v) “Performance Award” shall mean any Award of Performance Shares or Performance Units pursuant to Section 8 hereof.

(w) “Performance Period” shall mean that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goal(s) specified by the Committee with respect to such Performance Award are to be measured.

(x) “Performance Share” shall mean any grant pursuant to Section 8 hereof of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including, without limitation, cash, Shares, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

(y) “Performance Unit” shall mean any grant pursuant to Section 8 hereof of a unit valued by reference to a designated amount of property other than Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including, without limitation, cash, Shares, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

(z) “Person” shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, limited liability company, other entity or government or political subdivision thereof.

(aa) “Restricted Stock” shall mean any Share issued with the restriction that the holder may not sell, transfer, pledge, or assign such Share and with such other restrictions as the Committee, in its sole discretion, may impose (including, without limitation, any restriction on the right to vote such Share, and the right to receive any cash dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

(bb) “Restricted Stock Award” shall mean an award of Restricted Stock under Section 7 hereof.

(cc) “Shares” shall mean the common shares, without par value, of Worthington and such other securities of Worthington as the Committee may from time to time determine.

(dd) “Stock Appreciation Right” shall mean any right granted to a Participant pursuant to Section 6 hereof to receive, upon exercise by the Participant, the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the right on the date of grant, or if granted in connection with an outstanding Option on the date of grant of the related Option, as specified by the Committee in its sole discretion, which, other than in the case of substitute Awards, shall not be less than the Fair Market Value of one Share on such date of grant of the right or the related Option, as the case may be. Any payment by the Company in respect of such right may be made in cash, Shares, other property, or any combination thereof, as the Committee, in its sole discretion, shall determine.

(ee) “Treasury Regulations” means any regulations promulgated by the Department of Treasury and/or Internal Revenue Service under the Code.

(ff) “Whole Board” means the total number of directors which Worthington would have if there were no vacancies

(gg) “Worthington” shall mean Worthington Steel, Inc., an Ohio corporation.

SECTION 16. SECTION 409A. This Plan is intended to comply with or be exempt from the requirements of Section 409A of the Code and the Treasury Regulations promulgated thereunder, as applicable, and shall be interpreted, administered and operated accordingly. Nothing in this Plan should be construed as a guarantee or entitlement of any particular tax treatment to a Participant. None of the Company, the Board, the Committee or any other Person shall any liability with respect to any Participant in the event this Plan fails to comply with the requirements of Section 409A of the Code.

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